UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022—September 30, 2023

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2023
Vanguard Equity Income Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Equity Income Fund returned 12.54% for Investor Shares and 12.64% for Admiral Shares. The fund slightly outpaced its benchmark, which returned 12.48%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	From a sector perspective, selection in communication services and health care helped relative performance the most. Energy and real estate were the biggest detractors.
•	For the 10 years ended September 30, 2023, the fund posted an average annual return of 9.60% for Investor Shares and 9.70% for Admiral Shares. These results were above that of the fund's benchmark index, which returned 9.47%.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%

Advisors’ Report
For the fiscal year ended September 30, 2023, Vanguard Equity Income Fund returned 12.54% for Investor Shares and 12.64% for Admiral Shares. The fund outpaced its benchmark, which returned 12.48%. Your fund is managed by Wellington Management Company llp and Vanguard Quantitative Equity Group. The use of two investment advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 4 presents the percentage and amount of the fund’s assets that each advisor manages, as well as brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 12, 2023.
Wellington Management Company llp
Portfolio Manager:
Matthew C. Hand, CFA
Senior Managing Director
U.S. equities surged over the year ended September 30, 2023. Investors’ greater optimism that the U.S. Federal Reserve would begin to slow its pace of interest rate hikes, along with outsized short covering and hedging, fueled a sharp rebound in stocks in October and
November. Shortly thereafter, risk sentiment waned amid recession fears, macroeconomic difficulties, and downside earnings risks.
In the first quarter of 2023, the collapse of two U.S. regional banks prompted more uncertainty about the economic outlook. Investors worked to assess the impact of tightening credit conditions and the future of interest rates and inflation.
The Fed slowed its pace of policy tightening in February and March. Markets continued to surge in the second quarter, driven by a potent rally in a group of mega-cap technology companies that benefited from investor optimism about generative artificial intelligence. Stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment. During the third quarter, markets were pressured by surging Treasury yields amid firming views that the Fed will keep interest rates elevated for a prolonged period.
For the fiscal year, overweight allocations to health care and real estate detracted, while an overweight to information technology and an underweight to financials added to results. Strong security selection in consumer discretionary, health care, and communication services also helped, while selection in energy, information technology, and consumer staples detracted.
From an individual stock perspective, the largest detractors were U.S.-based pharmaceutical company Pfizer, U.S.-based bank holding company M&T Bank, and our decision not to hold energy company ExxonMobil. The largest contributors to relative performance were U.S.-based pharmaceutical company Eli Lilly and out-of-benchmark positions in Siemens, a Germany-based technology conglomerate, and TJX, an off-price department store corporation.
At the end of the period, our portion of the fund was most overweighted in real estate, health care, and materials, while communication services, consumer discretionary, and industrials were our largest underweight positions.
As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.
Vanguard Quantitative Equity Group
Portfolio Manager:
Sharon Hill, Ph.D., head of the Alpha Equity Global and Income Investment team at Vanguard
Inflation began to ease early in the period amid aggressive Federal Reserve interest rate hikes. The labor market and consumer spending remained resilient, but the prospect of higher rates for longer weighed on market sentiment when the period ended.
The Russell 3000 Index, the benchmark for the entire U.S. stock market, returned 20.46% for the 12 months.
Large-capitalization stocks outperformed mid- and small-caps, while the Russell 3000 Growth Index returned more than the Russell 3000 Value Index.
Stocks outside the United States returned 20.67%, as measured by the FTSE All-World ex US Index.
Overall, yields of U.S. bonds finished higher and their prices lower. The yield for the bellwether 10-year U.S. Treasury, for example, climbed from 3.83% to 4.57%. The broad U.S. investment-grade bond market returned 0.78% (as measured by the Bloomberg U.S. Aggregate Float Adjusted Index).
Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. To do this, we use a systematic quantitative approach to evaluate a stock’s attractiveness based on several characteristics, or subfactors. Our subfactors are sustainable dividend growth—a company's dividend track record and ability to continue to pay and grow dividends; strong market sentiment—confirmation from market participants of a positive view; high quality—healthy balance sheets and strong and steady profitability; and reasonable valuation—measured with a diversified basket of valuation metrics to better distinguish stocks within the value-oriented benchmark.
Using these four themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).
Our yields valuation and quality models added to the fund’s relative performance for the year, while our market sentiment and sustainable dividend growth models detracted. Nine of the fund’s 11 industry sectors added to relative performance. Our strongest sector results were in financials, communication services, and health care, primarily because of stock selection. Consumer discretionary and information technology detracted.
At the stock level, top contributors included overweight positions in utility company Vistra, energy firm Marathon Petroleum, and materials company Reliance Steel & Aluminum, in addition to underweight positions in utilities companies NextEra Energy and Dominion Energy. Detractors included overweight positions in financial company Zions Bancorporation and consumer discretionary firms Macy’s and Advance Auto Parts, as well as underweight positions in industrials firm Eaton and information technology company Broadcom.
Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	64	33,056	A fundamental approach to seeking desirable stocks. Our selections typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	35	17,884	Employs a quantitative fundamental management approach, using models that assess valuation, dividend growth and sustainability, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	1	502	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Equity Income Fund
Investor Shares	$1,000.00	$1,009.50	$1.36
Admiral™ Shares	1,000.00	1,010.00	0.91
Based on Hypothetical 5% Yearly Return
Equity Income Fund
Investor Shares	$1,000.00	$1,023.72	$1.37
Admiral Shares	1,000.00	1,024.17	0.91
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Equity Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Fund Investor Shares	12.54%	7.70%	9.60%	$25,016
FTSE High Dividend Yield Index	12.48	6.89	9.47	24,719
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	28,891

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Equity Income Fund Admiral Shares	12.64%	7.80%	9.70%	$126,199
FTSE High Dividend Yield Index	12.48	6.89	9.47	123,595
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	144,456
See Financial Highlights for dividend and capital gains information.

Equity Income Fund
Fund Allocation
As of September 30, 2023
Communication Services	1.0%
Consumer Discretionary	5.4
Consumer Staples	13.6
Energy	11.5
Financials	19.8
Health Care	14.6
Industrials	10.7
Information Technology	9.2
Materials	4.1
Real Estate	2.2
Utilities	7.9
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (97.8%)
Communication Services (1.0%)
Verizon Communications Inc.	6,591,834	213,641
Comcast Corp. Class A	4,346,525	192,725
AT&T Inc.	3,185,601	47,848
TEGNA Inc.	2,483,157	36,180
Omnicom Group Inc.	214,997	16,013
		506,407
Consumer Discretionary (5.3%)
Home Depot Inc.	3,179,951	960,854
TJX Cos. Inc.	3,697,648	328,647
Lennar Corp. Class A	2,885,322	323,820
Tractor Supply Co.	1,385,412	281,308
McDonald's Corp.	660,120	173,902
Williams-Sonoma Inc.	855,774	132,987
Tapestry Inc.	3,358,033	96,544
Macy's Inc.	7,543,960	87,586
Travel & Leisure Co.	1,616,481	59,373
Best Buy Co. Inc.	825,639	57,357
Bloomin' Brands Inc.	2,254,212	55,431
Starbucks Corp.	552,844	50,458
Wendy's Co.	2,190,006	44,698
Ralph Lauren Corp.	295,463	34,300
Advance Auto Parts Inc.	364,456	20,384
		2,707,649
Consumer Staples (13.3%)
Procter & Gamble Co.	6,999,133	1,020,893
Philip Morris International Inc.	9,324,546	863,266
Archer-Daniels-Midland Co.	7,823,127	590,020
Unilever plc ADR	11,137,006	550,168
Keurig Dr Pepper Inc.	17,059,634	538,573
Pernod Ricard SA	2,617,351	435,763
Kenvue Inc.	20,190,497	405,425
Walmart Inc.	2,418,408	386,776
Kellogg Co.	6,050,246	360,050
PepsiCo Inc.	1,565,574	265,271
Kimberly-Clark Corp.	1,980,476	239,340
Coca-Cola Co.	4,240,224	237,368
Mondelez International Inc. Class A	3,318,834	230,327
Altria Group Inc.	4,651,485	195,595
Kroger Co.	3,078,928	137,782
Hershey Co.	639,727	127,997
Target Corp.	1,119,423	123,775
Colgate-Palmolive Co.	1,202,205	85,489
	Shares	Market Value• ($000)
Ingredion Inc.	273,499	26,912
Coca-Cola Europacific Partners plc	328,925	20,551
J M Smucker Co.	146,392	17,993
Medifast Inc.	120,836	9,045
		6,868,379
Energy (11.2%)
ConocoPhillips	11,754,930	1,408,241
EOG Resources Inc.	9,267,885	1,174,797
Exxon Mobil Corp.	4,656,463	547,507
Diamondback Energy Inc.	3,011,305	466,391
Coterra Energy Inc.	16,141,080	436,616
Chevron Corp.	2,353,379	396,827
Phillips 66	2,732,302	328,286
Enbridge Inc.	9,569,168	317,387
Marathon Petroleum Corp.	1,349,957	204,303
Valero Energy Corp.	1,317,656	186,725
Schlumberger NV	2,802,277	163,373
APA Corp.	2,599,351	106,833
HF Sinclair Corp.	850,333	48,409
		5,785,695
Financials (19.4%)
JPMorgan Chase & Co.	12,933,381	1,875,599
MetLife Inc.	10,936,952	688,044
Chubb Ltd.	2,829,224	588,988
Raymond James Financial Inc.	5,333,400	535,633
Regions Financial Corp.	30,958,204	532,481
M&T Bank Corp.	4,012,794	507,418
Morgan Stanley	6,083,857	496,869
American International Group Inc.	7,771,673	470,963
Intercontinental Exchange Inc.	4,112,476	452,455
Royal Bank of Canada	4,724,994	412,926
PNC Financial Services Group Inc.	3,334,558	409,384
Bank of America Corp.	12,790,843	350,213
Wells Fargo & Co.	7,489,492	306,021
Fidelity National Information Services Inc.	4,457,085	246,343
Citigroup Inc.	4,801,083	197,468
Ameriprise Financial Inc.	468,972	154,611
Bank of New York Mellon Corp.	2,891,508	123,323

Equity Income Fund
	Shares	Market Value• ($000)
Hartford Financial Services Group Inc.	1,716,248	121,699
Discover Financial Services	1,375,473	119,157
MGIC Investment Corp.	6,666,329	111,261
Synchrony Financial	3,442,748	105,245
Goldman Sachs Group Inc.	307,977	99,652
Aflac Inc.	1,141,384	87,601
SLM Corp.	5,740,926	78,191
Popular Inc.	1,132,712	71,372
Jefferies Financial Group Inc.	1,912,176	70,043
Everest Group Ltd.	185,229	68,844
Unum Group	1,255,929	61,779
Jackson Financial Inc. Class A	1,380,881	52,777
US Bancorp	1,586,453	52,448
Travelers Cos. Inc.	309,481	50,541
Assurant Inc.	336,008	48,244
Radian Group Inc.	1,792,546	45,011
American Financial Group Inc.	399,967	44,664
Truist Financial Corp.	1,557,201	44,551
Western Union Co.	3,257,333	42,932
BlackRock Inc.	58,973	38,125
Corebridge Financial Inc.	1,751,534	34,593
Zions Bancorp NA	968,295	33,784
Fidelity National Financial Inc.	708,523	29,262
East West Bancorp Inc.	510,749	26,922
Comerica Inc.	581,677	24,169
Fifth Third Bancorp	761,487	19,288
Reinsurance Group of America Inc.	86,335	12,535
Lincoln National Corp.	501,118	12,373
Progressive Corp.	51,872	7,226
Credicorp Ltd.	53,386	6,832
Evercore Inc. Class A	45,315	6,248
		9,976,108
Health Care (14.3%)
Merck & Co. Inc.	12,846,205	1,322,517
Pfizer Inc.	36,843,687	1,222,105
Johnson & Johnson	7,715,986	1,201,765
UnitedHealth Group Inc.	1,026,327	517,464
Gilead Sciences Inc.	6,550,101	490,865
AbbVie Inc.	2,883,182	429,767
Becton Dickinson and Co.	1,585,994	410,027
AstraZeneca plc ADR	5,492,336	371,941
Elevance Health Inc.	778,921	339,158
Roche Holding AG	1,181,743	322,617
Amgen Inc.	1,157,309	311,038
CVS Health Corp.	3,164,408	220,939
Bristol-Myers Squibb Co.	1,856,649	107,760
Medtronic plc	621,382	48,691
Royalty Pharma plc Class A	1,354,503	36,761
		7,353,415
Industrials (10.4%)
General Dynamics Corp.	3,338,065	737,612
Johnson Controls International plc	8,622,295	458,792
Emerson Electric Co.	4,694,533	453,351
Honeywell International Inc.	2,130,415	393,573
	Shares	Market Value• ($000)
RTX Corp.	5,347,141	384,834
Siemens AG (Registered)	2,498,823	357,104
Canadian National Railway Co.	2,932,606	317,583
Eaton Corp. plc	1,484,358	316,584
Caterpillar Inc.	1,077,653	294,199
L3Harris Technologies Inc.	1,527,459	265,961
Union Pacific Corp.	1,234,882	251,459
Automatic Data Processing Inc.	990,590	238,316
United Parcel Service Inc. Class B (XNYS)	1,386,029	216,040
Lockheed Martin Corp.	453,866	185,613
3M Co.	1,633,972	152,972
Cummins Inc.	502,026	114,693
PACCAR Inc.	1,284,880	109,241
ManpowerGroup Inc.	1,164,043	85,348
Oshkosh Corp.	244,903	23,371
nVent Electric plc	310,400	16,448
Ryder System Inc.	50,254	5,375
		5,378,469
Information Technology (9.0%)
Cisco Systems Inc.	20,301,338	1,091,400
Broadcom Inc.	1,167,842	969,986
QUALCOMM Inc.	6,593,127	732,233
NXP Semiconductors NV	1,766,574	353,173
Corning Inc.	11,584,353	352,975
TE Connectivity Ltd.	2,355,179	290,935
Analog Devices Inc.	1,519,365	266,026
HP Inc.	4,680,779	120,296
Texas Instruments Inc.	649,177	103,226
Intel Corp.	2,660,211	94,570
International Business Machines Corp.	488,204	68,495
Dell Technologies Inc. Class C	902,789	62,202
KLA Corp.	134,535	61,706
NetApp Inc.	564,848	42,861
		4,610,084
Materials (4.0%)
Rio Tinto plc ADR	8,747,907	556,717
LyondellBasell Industries NV Class A	3,528,773	334,175
Barrick Gold Corp. (XTSE)	21,644,315	314,925
PPG Industries Inc.	2,149,511	279,006
Celanese Corp.	1,781,417	223,603
CF Industries Holdings Inc.	1,549,518	132,856
Reliance Steel & Aluminum Co.	470,243	123,312
Steel Dynamics Inc.	921,573	98,811
		2,063,405
Real Estate (2.2%)
Crown Castle Inc.	4,545,335	418,307
Welltower Inc.	3,954,549	323,957
Host Hotels & Resorts Inc.	17,202,047	276,437
Weyerhaeuser Co.	3,374,503	103,462
		1,122,163

Equity Income Fund
		Shares	Market Value• ($000)
Utilities (7.7%)
	American Electric Power Co. Inc.	8,567,770	644,468
	Exelon Corp.	14,118,787	533,549
	Sempra	7,637,981	519,612
	NextEra Energy Inc.	8,385,497	480,405
	Atmos Energy Corp.	3,988,689	422,522
	Dominion Energy Inc.	7,345,503	328,124
	Vistra Corp.	3,892,848	129,165
	Xcel Energy Inc.	2,218,848	126,962
	WEC Energy Group Inc.	1,548,733	124,750
	PPL Corp.	4,699,042	110,709
	DTE Energy Co.	1,106,528	109,856
	Eversource Energy	1,652,050	96,067
	National Fuel Gas Co.	1,754,869	91,095
	UGI Corp.	3,873,204	89,084
	Public Service Enterprise Group Inc.	855,267	48,673
	AES Corp.	2,876,466	43,722
	Evergy Inc.	524,488	26,592
	IDACORP Inc.	212,022	19,856
	Entergy Corp.	102,045	9,439
	Southern Co.	99,014	6,408
	Duke Energy Corp.	50,588	4,465
			3,965,523
Total Common Stocks (Cost $42,346,205)			50,337,297
Temporary Cash Investments (2.2%)
Money Market Fund (1.1%)
[1]	Vanguard Market Liquidity Fund, 5.391%	5,338,443	533,791
		Face Amount ($000)
Repurchase Agreements (1.1%)
	Goldman Sachs & Co. 5.290%, 10/2/23 (Dated 9/29/23, Repurchase Value $227,200,000, collateralized by Freddie Mac 5.000%–5.500%, 8/1/30–10/1/53, and United States Treasury Note/Bond 2.500%–4.125%, 10/31/27–2/15/46, with a value of $231,642,000)	227,100	227,100
	Face Amount ($000)	Market Value• ($000)
NatWest Markets plc 5.280%, 10/2/23 (Dated 9/29/23, Repurchase Value $145,564,000, collateralized by United States Treasury Note/Bond 0.625%–3.125%, 8/31/29–8/15/30, with a value of $148,410,000)	145,500	145,500
Nomura International plc 5.270%, 10/2/23 (Dated 9/29/23, Repurchase Value $203,890,000, collateralized by United States Treasury Inflation Indexed Note/Bond 1.000%, 2/15/49, and U.S. Treasury Note/Bond 0.375%–4.625%, 1/31/24–8/15/43, with a value of $207,876,000)	203,800	203,800
		576,400
Total Temporary Cash Investments (Cost $1,110,072)		1,110,191
Total Investments (100.0%) (Cost $43,456,277)		51,447,488
Other Assets and Liabilities—Net (0.0%)		(5,206)
Net Assets (100%)		51,442,282
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Equity Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	2,697	583,294	(24,550)

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $42,922,605)	50,913,697
Affiliated Issuers (Cost $533,672)	533,791
Total Investments in Securities	51,447,488
Investment in Vanguard	1,797
Cash	79
Cash Collateral Pledged—Futures Contracts	30,779
Foreign Currency, at Value (Cost $7)	18
Receivables for Investment Securities Sold	158,777
Receivables for Accrued Income	95,368
Receivables for Capital Shares Issued	19,875
Total Assets	51,754,181
Liabilities
Payables for Investment Securities Purchased	242,155
Payables to Investment Advisor	10,243
Payables for Capital Shares Redeemed	55,507
Payables to Vanguard	2,348
Variation Margin Payable—Futures Contracts	1,646
Total Liabilities	311,899
Net Assets	51,442,282
At September 30, 2023, net assets consisted of:

Paid-in Capital	41,204,654
Total Distributable Earnings (Loss)	10,237,628
Net Assets	51,442,282

Investor Shares—Net Assets
Applicable to 126,374,740 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,943,050
Net Asset Value Per Share—Investor Shares	$39.11

Admiral Shares—Net Assets
Applicable to 567,314,124 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,499,232
Net Asset Value Per Share—Admiral Shares	$81.96

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends[1]	1,623,084
Interest[2]	52,179
Securities Lending—Net	3,610
Total Income	1,678,873
Expenses
Investment Advisory Fees—Note B
Basic Fee	45,157
Performance Adjustment	2,697
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,102
Management and Administrative—Admiral Shares	40,616
Marketing and Distribution—Investor Shares	275
Marketing and Distribution—Admiral Shares	2,499
Custodian Fees	299
Auditing Fees	32
Shareholders’ Reports—Investor Shares	118
Shareholders’ Reports—Admiral Shares	690
Trustees’ Fees and Expenses	30
Other Expenses	16
Total Expenses	101,531
Expenses Paid Indirectly	(90)
Net Expenses	101,441
Net Investment Income	1,577,432
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,594,369
Futures Contracts	1,606
Foreign Currencies	823
Realized Net Gain (Loss)	2,596,798
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,788,083
Futures Contracts	111,412
Foreign Currencies	397
Change in Unrealized Appreciation (Depreciation)	1,899,892
Net Increase (Decrease) in Net Assets Resulting from Operations	6,074,122
1	Dividends are net of foreign withholding taxes of $13,166,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $31,335,000, $112,000, $2,000, and ($48,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,577,432	1,445,651
Realized Net Gain (Loss)	2,596,798	3,027,890
Change in Unrealized Appreciation (Depreciation)	1,899,892	(6,877,921)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,074,122	(2,404,380)
Distributions
Investor Shares	(441,135)	(417,573)
Admiral Shares	(4,056,028)	(3,618,297)
Total Distributions	(4,497,163)	(4,035,870)
Capital Share Transactions
Investor Shares	(43,886)	181,131
Admiral Shares	2,048,004	5,413,453
Net Increase (Decrease) from Capital Share Transactions	2,004,118	5,594,584
Total Increase (Decrease)	3,581,077	(845,666)
Net Assets
Beginning of Period	47,861,205	48,706,871
End of Period	51,442,282	47,861,205

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$37.83	$42.95	$33.75	$36.51	$37.98
Investment Operations
Net Investment Income[1]	1.157	1.159	1.041	1.000	1.002
Net Realized and Unrealized Gain (Loss) on Investments	3.597	(2.848)	9.232	(2.067)	.972
Total from Investment Operations	4.754	(1.689)	10.273	(1.067)	1.974
Distributions
Dividends from Net Investment Income	(1.149)	(1.134)	(1.012)	(1.034)	(.997)
Distributions from Realized Capital Gains	(2.325)	(2.297)	(.061)	(.659)	(2.447)
Total Distributions	(3.474)	(3.431)	(1.073)	(1.693)	(3.444)
Net Asset Value, End of Period	$39.11	$37.83	$42.95	$33.75	$36.51
Total Return[2]	12.54%	-4.67%	30.66%	-2.87%	6.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,943	$4,823	$5,285	$4,482	$5,478
Ratio of Total Expenses to Average Net Assets[3]	0.27%[4]	0.28%[4]	0.28%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.86%	2.69%	2.56%	2.89%	2.84%
Portfolio Turnover Rate	48%	40%	29%	35%	32%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.27% and 0.28%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$79.28	$90.01	$70.73	$76.52	$79.61
Investment Operations
Net Investment Income[1]	2.503	2.516	2.262	2.159	2.167
Net Realized and Unrealized Gain (Loss) on Investments	7.534	(5.973)	19.342	(4.331)	2.028
Total from Investment Operations	10.037	(3.457)	21.604	(2.172)	4.195
Distributions
Dividends from Net Investment Income	(2.484)	(2.460)	(2.196)	(2.236)	(2.156)
Distributions from Realized Capital Gains	(4.873)	(4.813)	(.128)	(1.382)	(5.129)
Total Distributions	(7.357)	(7.273)	(2.324)	(3.618)	(7.285)
Net Asset Value, End of Period	$81.96	$79.28	$90.01	$70.73	$76.52
Total Return[2]	12.64%	-4.58%	30.77%	-2.77%	6.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,499	$43,039	$43,422	$30,816	$30,972
Ratio of Total Expenses to Average Net Assets[3]	0.18%[4]	0.19%[4]	0.19%	0.19%	0.18%
Ratio of Net Investment Income to Average Net Assets	2.95%	2.78%	2.64%	2.98%	2.93%
Portfolio Turnover Rate	48%	40%	29%	35%	32%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.18% and 0.19%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund
Notes to Financial Statements
Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Equity Income Fund
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities

Equity Income Fund
for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of

Equity Income Fund
proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	Wellington Management Company llp provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $4,699,000 for the year ended September 30, 2023.
For the year ended September 30, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before a net increase of $2,697,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $1,797,000, representing less than 0.01% of the fund’s net assets and 0.72% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2023, these arrangements reduced the fund’s expenses by $90,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Equity Income Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	49,221,813	1,115,484	—	50,337,297
Temporary Cash Investments	533,791	576,400	—	1,110,191
Total	49,755,604	1,691,884	—	51,447,488
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	24,550	—	—	24,550
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	158,111
Total Distributable Earnings (Loss)	(158,111)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition

Equity Income Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	100,807
Undistributed Long-Term Gains	2,325,917
Net Unrealized Gains (Losses)	7,810,904
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	10,237,628
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,550,267	1,723,789
Long-Term Capital Gains	2,946,896	2,312,081
Total	4,497,163	4,035,870
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	43,636,694
Gross Unrealized Appreciation	10,586,259
Gross Unrealized Depreciation	(2,775,465)
Net Unrealized Appreciation (Depreciation)	7,810,794
G.	During the year ended September 30, 2023, the fund purchased $24,814,495,000 of investment securities and sold $25,322,883,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2023, such purchases were $62,505,000 and sales were $2,096,000, resulting in net realized gain of $634,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Equity Income Fund
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	585,386	14,340	847,534	19,586
Issued in Lieu of Cash Distributions	411,265	10,313	385,775	9,104
Redeemed	(1,040,537)	(25,752)	(1,052,178)	(24,275)
Net Increase (Decrease)—Investor Shares	(43,886)	(1,099)	181,131	4,415
Admiral Shares
Issued	7,447,318	87,620	9,294,275	102,758
Issued in Lieu of Cash Distributions	3,644,882	43,619	3,190,190	35,953
Redeemed	(9,044,196)	(106,801)	(7,071,012)	(78,259)
Net Increase (Decrease)—Admiral Shares	2,048,004	24,438	5,413,453	60,452
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Equity Income Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 87.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,535,146,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $8,671,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $3,105,007,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $7,610,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q650 112023

Annual Report   |   September 30, 2023
Vanguard PRIMECAP Core Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard PRIMECAP Core Fund returned 24.60% for the period. Its benchmark, the MSCI US Prime Market 750 Index, returned 21.49%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Small-, mid-, and large-capitalization stocks all posted positive returns for the 12-month period. Large-capitalization stocks held up better than mid- and small-caps, while growth stocks, as measured by the MSCI US Prime Market Growth Index, outperformed value, as measured by the MSCI US Prime Market Value Index.
•	Compared with the benchmark, the fund’s performance was helped most by stock selection in the information technology, health care, and industrial sectors, while stock selection in consumer staples detracted from relative results.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard PRIMECAP Core Fund returned 24.60%, exceeding the 21.49% total return of the fund’s benchmark, the MSCI US Prime Market 750 Index, as well as the 17.17% total return of the fund’s multi-capitalization core fund competitors. The fund’s performance was also ahead of the 21.62% return of the Standard & Poor’s 500 Index, which serves as the proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500, favorable stock selection more than offset unfavorable sector allocation during the period.
Investment environment
The fiscal year ended September 30 featured a resurgent equity market. The S&P 500 Index’s robust rebound fully retraced last fiscal year’s decline. Large-capitalization growth stocks, as measured by the Russell 1000 Growth Index, were particularly strong, returning nearly 28% after last year’s double-digit decline.
And this despite some notable headwinds in the economic landscape. The Federal Reserve continued its aggressive tightening campaign, executing 11 rate hikes totaling 525 basis points in just over a year. The relentless rise in rates sparked a regional banking crisis in March, starting with Silicon Valley Bank’s overnight collapse. While that contagion was contained, rising yields applied increasing pressure to a variety of rate-sensitive industries.
Nonetheless, a still-tight labor market supported the underlying economy’s ongoing resilience. The unemployment rate remained below 4%, and job growth sustained at a solid pace. Consumers thus continued to spend reliably, and this consistent strength in personal consumption expenditures translated to steady real GDP growth. Meanwhile, inflation moderated to roughly 4%; August’s CPI reading was less than half year-ago levels, while core CPI remained above target but was trending lower. These data largely reinforced the market’s conviction in a soft landing.
Information technology (+43.0%) and communication services (+38.1%) were the standout sectors in a comeback year for Big Tech. Indeed, of the newly minted “Magnificent Seven,” only Amazon (+13%) and Tesla (–6%) lagged, weighing on consumer discretionary (+13.7%). The other constituents—NVIDIA (+259%), Meta (+121%), Alphabet (+37%), Microsoft (+37%), and Apple (+25%)—fueled the S&P 500 return, and these seven now comprise nearly 30% of the index, an unprecedented concentration. Elsewhere, defensive sectors including utilities (–7.0%), real estate (–1.4%), consumer staples (+6.7%), and health care (+8.2%) underperformed, while the energy sector (+30.2%) outpaced oil’s rise and registered a large gain.
Outlook for U.S. equities
Given the market’s outsized strength, the S&P 500 Index’s valuation (17.8x forward P/E) has again swelled above historical

2

norms; the 20-year average is 15.6x. Forward earnings incorporate most of 2024’s consensus 12% earnings growth, an expectation that defies widespread concerns about a slowing macroeconomic environment. Meanwhile, interest rates continue to climb; the 10-year Treasury yield finished the period at 4.57%, a level not seen since 2007. Higher interest rates are not prescriptive, but a higher-for-longer rate regime undermines support for above-average equity valuations. These metrics warrant a more cautious outlook.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrial stocks; these sectors together comprised 43% of the fund’s average assets compared with 23% in the S&P 500. The portfolio was equal weighted consumer discretionary (10% of average assets versus 10% for the S&P 500) and underweight information technology (22% versus 25%), financials (10% versus 13%), communication services (5% versus 8%), energy (3% versus 5%), and materials (2% versus 3%). The fund maintained limited exposure to consumer staples, real estate, and utilities.
Sector allocation had a modest negative impact during the period. The fund’s large overweight position in health care created a substantial headwind, while a small underweight position in information technology also hurt results. This was partially offset by underweight positions in several sector laggards, including utilities, real estate, consumer staples, and financials.
Favorable stock selection was the primary driver of relative results. Eli Lilly (+68%), the fund’s largest position, surged in response to growing optimism in its twin blockbuster drugs, donanemab for Alzheimer’s and Mounjaro for diabetes and obesity. Bristol-Myers Squibb (–16%) and Biogen (–4%) were a partial offset. Within industrials, FedEx (+83%) and Siemens (+49%) logged stellar years while Southwest (–10%) declined on account of higher fuel prices and persistent operational shortcomings.
Selection elsewhere was mixed. Within information technology, strong results from Jabil (+121%), Flex (+62%), and KLA (+54%) were unable to offset the fund’s underweight positions in NVIDIA (+259%) and Microsoft (+37%), where exuberance around artificial intelligence (AI) drove massive gains. Within consumer discretionary, Royal Caribbean (+143%) more than doubled as cruising fully recovered, while within materials, lithium producer Albemarle (–35%) succumbed to price weakness in its key commodity. Finally, limited exposure to Meta (+121%) proved detrimental within communication services, while Northern Trust (–16%) and Raymond James (+3%) both faltered within financials.
As of September 30, 2023, the fund’s top 10 holdings comprised 34% of assets.
Advisor perspectives
Market leadership of late has again been heavily concentrated in Big Tech, a stark contrast to last year’s sell-off, when large-capitalization growth stocks
3

underperformed. A substantial breakthrough in generative AI explained some of Big Tech’s comeback, but so did a belief that a more auspicious interest rate dynamic was just around the corner. Recent equity weakness—especially in Big Tech—is partly a realization that such rate relief may not materialize.
We tend not to obsess about interest rates per se. Our preference for other stocks—the fund is meaningfully underweight the Magnificent Seven in aggregate—reflects bottom-up, fundamental investment theses untethered to a particular rate environment. The fund’s largest holding, Eli Lilly, is a prime example.
Not long ago, glucagon-like peptide-1 receptor agonists, or GLP-1s, were a relatively obscure drug class primarily used to treat diabetes. Novo Nordisk’s Victoza launched in 2010, followed by Eli Lilly’s superior Trulicity in 2014. These GLP-1 therapies and their next-generation derivatives lower blood sugar levels and thus help resolve a diabetic deficiency. But they also induce weight loss, at least in part by signaling satiety to the hypothalamus. First Novo and then Lilly thus pivoted to an obesity indication, with Novo’s Wegovy (a version of its Ozempic product) achieving FDA approval for obesity in 2021 and, in something of a Trulicity echo, Lilly’s superior Mounjaro on the cusp of the same milestone.
Today, GLP-1s are no longer just another drug class. As a combination GLP-1/GIP agonist, Mounjaro delivers better efficacy and will be advantaged commercially. The stage is set for Mounjaro to become one of the most successful drugs in pharmaceutical history. Lilly’s earnings could quadruple or more by decade-end.
Of note, the fund holds dozens of other not-yet-magnificent stocks with enormous upside potential, whose fundamental trajectories today may resemble Eli Lilly’s a decade ago. Of course, many will not fully realize this potential as such outcomes are exceedingly rare. But our portfolio is biased toward such differentiated opportunities.
Conclusion
This year’s once-inevitable recession never arrived, as the Fed has managed to trim inflation without stalling the economic engine. Worrisome indicators—for instance, an inverted yield curve and declining money supply—have thus far not been predictive, even if our qualitative assessment of the economy skews negative and our outlook leans cautious. But we still own companies whose fundamentals, like those of Eli Lilly, can evolve much better than the market anticipates. And we still prefer such stocks to the Magnificent Seven, where expectations are perhaps unsustainably high.
PRIMECAP Management Company
October 11, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2023
PRIMECAP Core Fund	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,069.60	$2.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.28
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

PRIMECAP Core Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
PRIMECAP Core Fund	24.60%	8.36%	11.95%	$30,929
MSCI US Prime Market 750 Index	21.49	9.77	11.78	30,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	28,891
See Financial Highlights for dividend and capital gains information.
7

PRIMECAP Core Fund
Fund Allocation
As of September 30, 2023
Communication Services	6.0%
Consumer Discretionary	9.9
Consumer Staples	1.0
Energy	3.7
Financials	9.1
Health Care	30.0
Industrials	15.0
Information Technology	23.5
Materials	1.7
Real Estate	0.1
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
8

PRIMECAP Core Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.6%)
Communication Services (5.7%)
*	Alphabet Inc. Class A	1,700,200	222,488
*	Alphabet Inc. Class C	1,267,840	167,165
	Activision Blizzard Inc.	587,075	54,968
*	Walt Disney Co.	661,335	53,601
*	T-Mobile US Inc.	276,100	38,668
*	Meta Platforms Inc. Class A	92,200	27,679
	Nintendo Co. Ltd.	507,500	21,088
	Electronic Arts Inc.	169,850	20,450
*	Charter Communications Inc. Class A	40,850	17,967
*	Netflix Inc.	19,100	7,212
	Comcast Corp. Class A	156,200	6,926
*	Altice USA Inc. Class A	574,200	1,878
			640,090
Consumer Discretionary (9.4%)
[1]	Sony Group Corp. ADR	1,780,100	146,698
	TJX Cos. Inc.	1,573,500	139,853
*	Mattel Inc.	5,701,671	125,608
	Ross Stores Inc.	1,057,080	119,397
	Whirlpool Corp.	697,474	93,252
*	Alibaba Group Holding Ltd. ADR	958,900	83,175
*	CarMax Inc.	1,053,400	74,507
*	Royal Caribbean Cruises Ltd.	721,800	66,507
*	Tesla Inc.	190,400	47,642
	Marriott International Inc. Class A	183,290	36,027
*	Capri Holdings Ltd.	429,763	22,610
	McDonald's Corp.	70,500	18,572
	Newell Brands Inc.	2,000,000	18,060
	Bath & Body Works Inc.	526,300	17,789
[1]	Restaurant Brands International Inc.	168,300	11,212
*	Victoria's Secret & Co.	391,700	6,534
*	Burlington Stores Inc.	46,000	6,224
	Lowe's Cos. Inc.	25,000	5,196
*	Carnival Corp.	348,400	4,780
*	MGM Resorts International	94,900	3,488
*	Amazon.com Inc.	24,000	3,051
*	Leslie's Inc.	511,100	2,893
	Las Vegas Sands Corp.	59,400	2,723
	Hilton Worldwide Holdings Inc.	13,800	2,072
		Shares	Market Value• ($000)
*	Norwegian Cruise Line Holdings Ltd.	68,440	1,128
			1,058,998
Consumer Staples (0.9%)
*	Dollar Tree Inc.	355,500	37,843
*	BJ's Wholesale Club Holdings Inc.	437,200	31,203
	Sysco Corp.	286,300	18,910
	Tyson Foods Inc. Class A	180,000	9,088
	Altria Group Inc.	168,400	7,082
			104,126
Energy (3.6%)
	Pioneer Natural Resources Co.	663,723	152,358
	Cameco Corp.	1,162,400	46,078
	Valero Energy Corp.	295,400	41,861
	Hess Corp.	272,400	41,677
	EOG Resources Inc.	309,621	39,248
	Coterra Energy Inc.	997,050	26,970
	TechnipFMC plc	698,600	14,209
	Schlumberger NV	216,400	12,616
*	Southwestern Energy Co.	1,925,000	12,416
*	Transocean Ltd. (XNYS)	1,287,200	10,568
			398,001
Financials (8.7%)
	Raymond James Financial Inc.	1,785,855	179,353
	Wells Fargo & Co.	3,741,700	152,886
	JPMorgan Chase & Co.	838,600	121,614
	Visa Inc. Class A	374,590	86,159
	Northern Trust Corp.	1,180,950	82,052
	Evercore Inc. Class A	586,130	80,816
	Goldman Sachs Group Inc.	236,800	76,621
	Discover Financial Services	437,281	37,882
	CME Group Inc.	154,050	30,844
	Bank of New York Mellon Corp.	546,800	23,321
	Mastercard Inc. Class A	55,400	21,933
	KeyCorp.	1,947,600	20,956
	Fidelity National Information Services Inc.	352,000	19,455
	Progressive Corp.	130,500	18,179
*	PayPal Holdings Inc.	220,800	12,908
*	WEX Inc.	50,480	9,495
9

PRIMECAP Core Fund
		Shares	Market Value• ($000)
	Charles Schwab Corp.	90,400	4,963
	Bank of America Corp.	62,959	1,724
			981,161
Health Care (28.6%)
	Eli Lilly & Co.	1,916,472	1,029,395
	AstraZeneca plc ADR	5,674,180	384,255
	Amgen Inc.	1,345,180	361,531
*	Biogen Inc.	1,264,267	324,929
*	Boston Scientific Corp.	3,174,630	167,620
	Novartis AG ADR	1,547,300	157,608
	Thermo Fisher Scientific Inc.	280,970	142,219
	Bristol-Myers Squibb Co.	1,753,210	101,756
*	Elanco Animal Health Inc. (XNYS)	7,390,688	83,071
	Zimmer Biomet Holdings Inc.	580,550	65,149
	GSK plc ADR	1,652,350	59,898
	Roche Holding AG	213,112	58,180
*	BioMarin Pharmaceutical Inc.	540,110	47,789
*	LivaNova plc	799,810	42,294
	CVS Health Corp.	584,850	40,834
	Agilent Technologies Inc.	234,630	26,236
	Abbott Laboratories	252,400	24,445
	Stryker Corp.	62,700	17,134
	Danaher Corp.	48,140	11,944
*	Illumina Inc.	85,370	11,720
	Humana Inc.	23,844	11,601
*	IQVIA Holdings Inc.	46,056	9,062
[2]	Siemens Healthineers AG	148,420	7,507
	Sanofi ADR	135,000	7,241
	Alcon Inc.	84,460	6,508
*	Waters Corp.	20,331	5,575
	UnitedHealth Group Inc.	8,489	4,280
	Medtronic plc	54,400	4,263
*	Zimvie Inc.	23,730	223
			3,214,267
Industrials (14.4%)
	FedEx Corp.	937,100	248,257
	Siemens AG (Registered)	1,524,682	217,890
	AECOM	2,332,280	193,673
	Southwest Airlines Co.	6,068,369	164,271
	Jacobs Solutions Inc.	968,345	132,179
	United Parcel Service Inc. Class B (XNYS)	554,100	86,368
	Airbus SE	632,750	84,693
*	United Airlines Holdings Inc.	1,414,640	59,839
	Delta Air Lines Inc.	1,569,610	58,076
*	TransDigm Group Inc.	61,250	51,642
	Textron Inc.	535,600	41,852
	Caterpillar Inc.	125,000	34,125
*	XPO Inc.	432,100	32,261
	General Dynamics Corp.	139,500	30,825
	Carrier Global Corp.	501,000	27,655
*	American Airlines Group Inc.	2,122,700	27,192
	Union Pacific Corp.	84,400	17,186
	Otis Worldwide Corp.	183,300	14,721
	JB Hunt Transport Services Inc.	71,500	13,479
	Moog Inc. Class A	118,400	13,374
*	Saia Inc.	28,500	11,361
*	GXO Logistics Inc.	164,200	9,630
*	RXO Inc.	437,100	8,624
		Shares	Market Value• ($000)
	Rockwell Automation Inc.	25,650	7,333
	CSX Corp.	208,100	6,399
	Knight-Swift Transportation Holdings Inc.	121,700	6,103
	L3Harris Technologies Inc.	34,000	5,920
	Deere & Co.	13,650	5,151
	Norfolk Southern Corp.	20,700	4,076
	AMETEK Inc.	10,000	1,478
			1,615,633
Information Technology (22.5%)
	Microsoft Corp.	991,130	312,949
	Intel Corp.	7,602,380	270,265
	KLA Corp.	588,075	269,726
*	Flex Ltd.	8,399,230	226,611
	Texas Instruments Inc.	1,369,950	217,836
	Oracle Corp.	1,292,250	136,875
	Applied Materials Inc.	976,329	135,173
	Micron Technology Inc.	1,796,150	122,192
	Intuit Inc.	160,200	81,853
*	Adobe Inc.	158,600	80,870
	Analog Devices Inc.	420,770	73,673
	ASML Holding NV GDR (Registered)	122,200	71,934
	HP Inc.	2,362,053	60,705
	NetApp Inc.	752,500	57,100
	QUALCOMM Inc.	501,100	55,652
	Hewlett Packard Enterprise Co.	3,192,320	55,451
	Jabil Inc.	417,500	52,977
	Apple Inc.	299,000	51,192
	Cisco Systems Inc.	890,300	47,862
	Corning Inc.	853,000	25,991
	Telefonaktiebolaget LM Ericsson ADR	4,154,200	20,189
*	Keysight Technologies Inc.	150,620	19,928
	Teradyne Inc.	182,140	18,298
*	Western Digital Corp.	385,400	17,586
	NVIDIA Corp.	34,100	14,833
	Seagate Technology Holdings plc	222,900	14,700
*	BlackBerry Ltd.	1,276,500	6,012
*	Ciena Corp.	65,000	3,072
			2,521,505
Materials (1.7%)
	Glencore plc	9,248,241	52,664
	Albemarle Corp.	286,465	48,710
	DuPont de Nemours Inc.	329,800	24,600
	Freeport-McMoRan Inc.	416,200	15,520
	Corteva Inc.	266,693	13,644
	Dow Inc.	234,500	12,091
	Tronox Holdings plc	799,000	10,739
	Linde plc	13,500	5,027
	Greif Inc. Class B	24,000	1,597
			184,592
Real Estate (0.1%)
	American Homes 4 Rent Class A	220,000	7,412
Total Common Stocks (Cost $4,905,164)			10,725,785

10

PRIMECAP Core Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (4.5%)
Money Market Fund (4.5%)
[3,4]	Vanguard Market Liquidity Fund, 5.391% (Cost $506,543)	5,067,241	506,673
Total Investments (100.1%) (Cost $5,411,707)			11,232,458
Other Assets and Liabilities—Net (-0.1%)			(10,590)
Net Assets (100%)			11,221,868
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,680,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $7,507,000, representing 0.1% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $4,832,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
11

PRIMECAP Core Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,905,164)	10,725,785
Affiliated Issuers (Cost $506,543)	506,673
Total Investments in Securities	11,232,458
Investment in Vanguard	391
Cash	2,228
Receivables for Investment Securities Sold	657
Receivables for Accrued Income	11,780
Receivables for Capital Shares Issued	666
Total Assets	11,248,180
Liabilities
Payables for Investment Securities Purchased	9,084
Collateral for Securities on Loan	4,832
Payables to Investment Advisor	8,808
Payables for Capital Shares Redeemed	2,890
Payables to Vanguard	698
Total Liabilities	26,312
Net Assets	11,221,868
1 Includes $4,680,000 of securities on loan.
At September 30, 2023, net assets consisted of:

Paid-in Capital	4,835,658
Total Distributable Earnings (Loss)	6,386,210
Net Assets	11,221,868

Net Assets
Applicable to 368,694,801 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,221,868
Net Asset Value Per Share	$30.44

See accompanying Notes, which are an integral part of the Financial Statements.
12

PRIMECAP Core Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends[1]	171,651
Interest[2]	25,464
Securities Lending—Net	10
Total Income	197,125
Expenses
Investment Advisory Fees—Note B	33,453
The Vanguard Group—Note C
Management and Administrative	15,610
Marketing and Distribution	450
Custodian Fees	246
Auditing Fees	28
Shareholders’ Reports	80
Trustees’ Fees and Expenses	6
Other Expenses	16
Total Expenses	49,889
Expenses Paid Indirectly	(2)
Net Expenses	49,887
Net Investment Income	147,238
Realized Net Gain (Loss)
Investment Securities Sold[2]	522,756
Foreign Currencies	(27)
Realized Net Gain (Loss)	522,729
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,645,336
Foreign Currencies	86
Change in Unrealized Appreciation (Depreciation)	1,645,422
Net Increase (Decrease) in Net Assets Resulting from Operations	2,315,389
1	Dividends are net of foreign withholding taxes of $2,927,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $25,464,000, ($17,000), $1,000, and $118,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
13

PRIMECAP Core Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	147,238	123,984
Realized Net Gain (Loss)	522,729	682,004
Change in Unrealized Appreciation (Depreciation)	1,645,422	(2,632,497)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,315,389	(1,826,509)
Distributions
Total Distributions	(822,420)	(814,697)
Capital Share Transactions
Issued	459,021	609,191
Issued in Lieu of Cash Distributions	653,229	650,830
Redeemed	(1,022,158)	(1,035,560)
Net Increase (Decrease) from Capital Share Transactions	90,092	224,461
Total Increase (Decrease)	1,583,061	(2,416,745)
Net Assets
Beginning of Period	9,638,807	12,055,552
End of Period	11,221,868	9,638,807

See accompanying Notes, which are an integral part of the Financial Statements.
14

PRIMECAP Core Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$26.49	$33.78	$27.08	$27.08	$29.92
Investment Operations
Net Investment Income[1]	.394	.339	.243	.398	.391
Net Realized and Unrealized Gain (Loss) on Investments	5.839	(5.312)	8.746	1.553	(1.020)
Total from Investment Operations	6.233	(4.973)	8.989	1.951	(.629)
Distributions
Dividends from Net Investment Income	(.365)	(.236)	(.357)	(.388)	(.322)
Distributions from Realized Capital Gains	(1.918)	(2.081)	(1.932)	(1.563)	(1.889)
Total Distributions	(2.283)	(2.317)	(2.289)	(1.951)	(2.211)
Net Asset Value, End of Period	$30.44	$26.49	$33.78	$27.08	$27.08
Total Return[2]	24.60%	-15.92%	34.71%	7.02%	-1.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,222	$9,639	$12,056	$9,681	$10,655
Ratio of Total Expenses to Average Net Assets	0.46%[3]	0.46%	0.46%	0.46%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.08%	0.76%	1.52%	1.48%
Portfolio Turnover Rate	6%	6%	8%	8%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.46%.

See accompanying Notes, which are an integral part of the Financial Statements.
15

PRIMECAP Core Fund
Notes to Financial Statements
Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
16

PRIMECAP Core Fund
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
17

PRIMECAP Core Fund
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2023, the investment advisory fee represented an effective annual basic rate of 0.31% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $391,000, representing less than 0.01% of the fund’s net assets and 0.16% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,283,763	442,022	—	10,725,785
Temporary Cash Investments	506,673	—	—	506,673
Total	10,790,436	442,022	—	11,232,458
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
18

PRIMECAP Core Fund
permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	25,726
Total Distributable Earnings (Loss)	(25,726)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	116,228
Undistributed Long-Term Gains	452,148
Net Unrealized Gains (Losses)	5,817,834
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	6,386,210
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	131,946	105,812
Long-Term Capital Gains	690,474	708,885
Total	822,420	814,697
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,414,646
Gross Unrealized Appreciation	6,295,115
Gross Unrealized Depreciation	(477,302)
Net Unrealized Appreciation (Depreciation)	5,817,813
G.	During the year ended September 30, 2023, the fund purchased $619,573,000 of investment securities and sold $1,197,231,000 of investment securities, other than temporary cash investments.
19

PRIMECAP Core Fund
H.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)

Issued	15,850	19,092
Issued in Lieu of Cash Distributions	24,113	20,256
Redeemed	(35,183)	(32,307)
Net Increase (Decrease) in Shares Outstanding	4,780	7,041
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard PRIMECAP Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Core Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Tax information (unaudited)
For corporate shareholders, 90.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $131,946,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $710,317,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $5,563,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
22

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q12200 112023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2023: $60,000
Fiscal Year Ended September 30, 2022: $58,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2023: $9,326,156
Fiscal Year Ended September 30, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2023: $3,295,934
Fiscal Year Ended September 30, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2023: $1,678,928
Fiscal Year Ended September 30, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2023: $25,000
Fiscal Year Ended September 30, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2023: $1,703,928
Fiscal Year Ended September 30, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

VANGUARD FENWAY FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.